Media Contact:
Shannon Pleasant
Intersil Corporation
(512) 382-8444
spleasant@intersil.com

Intersil Corporation Reports First Quarter Results

Company Achieves Record Gross Margin

Milpitas, CA. April 29, 2015 – Intersil Corporation (NASDAQ:ISIL), a leading provider of innovative power management and precision analog solutions, today announced financial results for the first quarter of 2015. Revenue of $134.2 million was up 2.3% sequentially. The company reported a GAAP net loss of $68.8 million resulting from a charge related to intellectual property litigation. Non-GAAP earnings per share of $0.17 exceeded expectations due in part to lower than anticipated operating expenses but also as a result of record gross margin during the quarter.

Company Highlights

•	Gross margin improved again and was up to 59.9% on a GAAP basis and 60.2% on a non-GAAP basis.
•	Operating income on a non-GAAP basis increased sequentially, resulting in a non-GAAP operating margin of 21.3%.
•	Diluted GAAP loss per share was $0.53 and non-GAAP earnings per share were $0.17.

Quarterly Results
Revenue for the first quarter was better than seasonal as newly-introduced consumer products started ramping and the company’s Industrial and Infrastructure (I&I) products experienced strong demand. All I&I product areas increased sequentially to contribute to a nearly 7% increase in revenue.  Intersil’s Consumer and Computing (C&C) revenue was down sequentially 6% as a result of weak demand in the PC market. Overall design win activity remained strong, particularly for new products. The breakdown by end market for the quarter was as follows:

	Q1 2015		Q4 2014		Q1 2014
End Market Revenue	$M	%	$M	%	$M	%
Industrial & Infrastructure	90.7	68%	85.0	65%	87.4	62%
Consumer & Computing	43.5	32%	46.1	35%	52.7	38%
Total Revenue	$ 134.2		$ 131.1		$ 140.1

Table 1. Intersil End Market Mix

For the first quarter, GAAP results include an $81.1 million charge related to an intellectual property lawsuit brought against Intersil in 2008 by Texas Advanced Optical Solutions. Intersil is

seeking to overturn the verdict through post-trial motions and appeals to the appropriate U.S. Circuit Court of Appeals, as necessary. GAAP operating expenses therefore totaled $144.1 million, with R&D expense of $32 million and SG&A expense of $25.5 million. GAAP gross margin increased again to 59.9%. For the quarter, the company reported an operating loss of $63.8 million and a net loss of $68.8 million.  GAAP diluted loss per share was $0.53.

Non-GAAP gross margin improved again for the eighth consecutive quarter to 60.2% due to favorable product revenue mix driven by lower revenue in computing and higher revenue from the company’s I&I products. The company reported non-GAAP operating expenses of $52.1 million. Q1 non-GAAP operating income was $28.6 million resulting in a non-GAAP operating margin of 21.3%.  Fully diluted Q1 earnings per share on a non-GAAP basis were $0.17.

For a complete reconciliation of GAAP and non-GAAP results, please see the “Non-GAAP Results” table included at the end of this release.

Cash and short-term investments increased and totaled $221 million at the end of the first quarter. Intersil’s board of directors authorized payment of a quarterly dividend of $0.12 per share of common stock. The payment of this dividend will be made on or about May 29, 2015, to shareholders of record as of the close of business on May 19, 2015.

“New business began to ramp in Q1 as anticipated, and we are making steady progress on our turnaround,” said Necip Sayiner, president and CEO of Intersil. “While some customer platform delays and a weaker macro environment are moderating our near-term growth rate, we continue to enjoy strong interest in our new products.”

Second Quarter 2015 Outlook

The following forward looking guidance is for the second quarter ending July 3, 2015, based on current business trends and conditions:

	GAAP	Reconciling items	Non-GAAP
Revenue	Flat to Up 3%		Flat to Up 3%
Gross margin	Down 50 to 100 bps		Down 50 to 100 bps
Operating expenses	$63 million +/- $500K	$6 million equity-based compensation $4 million amortization of purchased intangibles	$53 million +/- $500K
Earnings per share	$0.07 to $0.09		$0.15 to $0.17

Table 2. Intersil Q2 2015 Outlook

Earnings Call Webcast

Intersil will be hosting a webcast to discuss the quarterly results and outlook today at 1:30 p.m. Pacific Time. To access the webcast, please visit the investor relations page of the company’s website at ir.intersil.com. Participants can also dial (877) 280-4962 or +1 (857) 244-7319 and enter the pass code 56077149. A replay of the webcast will be available for two weeks following the conference call on the company website, or may be accessed by dialing (888) 286-8010, international dial +1 (617) 801-6888, using the pass code 38641605.

About Intersil

Intersil Corporation is a leading provider of innovative power management and precision analog solutions. The company's products form the building blocks of increasingly intelligent, mobile and power hungry electronics, enabling advances in power management to improve efficiency and extend battery life. With a deep portfolio of intellectual property and a rich history of design and process innovation, Intersil is the trusted partner to leading companies in some of the world’s largest markets, including industrial and infrastructure, mobile computing, automotive and aerospace. For more information about Intersil, visit our website at www.intersil.com.

FORWARD-LOOKING STATEMENTS
Intersil Corporation press releases and other related comments may contain forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon Intersil’s management's current expectations, estimates, beliefs, assumptions and projections about Intersil's business and industry. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. Important factors that may affect our business, future operating results and financial condition include: any faltering in global economic conditions, the highly cyclical nature of the semiconductor industry, intense competition in the semiconductor industry, unsuccessful product development or failure to obtain market acceptance of our products, downturns in the computing market, failure to make or deliver products in a timely manner, unavailability of raw materials, services, supplies or manufacturing capacity, delays in production or in implementing new production techniques, product defects or unreliability of products, adverse results in litigation matters, and other risk factors described in Intersil's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and other Intersil filings with the U.S. Securities and Exchange Commission (which you may obtain for free at the SEC's web site at http://www.sec.gov). These forward-looking statements are made only as of the date of this communication and Intersil undertakes no obligation to update or revise these forward-looking statements. Intersil does not adopt and is not responsible for any forward-looking statements and projections made by others in this press release.

Non-GAAP Reporting

To supplement its consolidated financial results presented in accordance with GAAP, Intersil uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with Intersil’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that Intersil’s non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by Intersil include:

•Gross profit;

•Operating expenses;

•Provision (benefit) for income taxes;

•Operating income (loss);

•Net income (loss);

•Diluted earnings (loss) per share; and

•Weighted average shares outstanding – diluted.

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and related costs, equity-based compensation expense, and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes Intersil’s financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Non-GAAP Results” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related.  Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or Intersil’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare Intersil’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

Restructuring and related costs. Restructuring charges primarily relate to changes in Intersil’s infrastructure in efforts to reduce costs and rebalance its workforce. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although Intersil has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from Intersil’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.
•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.
•	Other write-offs such as intangibles related to a restructuring action.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of Intersil. Excluding this data allows investors to better compare Intersil’s period-over-period performance without such expense, which Intersil believes may be useful to the investor community. Other adjustments primarily include:

•	Equity-based compensation expense.
•	Legal or governmental judgments, awards, fines or penalties
•	Income from IP agreement
•	Write-offs (recoveries) related to Auction Rate Securities.
•	Tax effects of non-GAAP adjustments.
•

Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of equity-based compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Comparability. The above criteria has been consistently applied when calculating the non-GAAP financial measures for all periods presented in this press release and accompanying tables. During the second quarter of fiscal 2013 we revised our non-GAAP financial information to reduce the types of items excluded from our non-GAAP presentation in an effort to increase comparability of our results with published earnings estimates widely available on the Internet.  In the past we excluded other items such as the compensation expense(benefit) associated with our non-qualified deferred compensation plan, CEO severance costs, loss on interest-rate swaps, and related tax effects of these items, from our non-GAAP financial information. As a result, a non-GAAP financial measure presented in the accompanying press release tables may be different from that presented in a prior press release.

.

Intersil Corporation
Condensed Consolidated Statements of Operations
Unaudited
(In thousands, except percentages and per share amounts)

	Quarter Ended
	Apr. 3,	Jan. 2,	Apr. 4,
	2015	2015	2014
	Q1 2015	Q4 2014	Q1 2014

Revenue	$ 134,153	$ 131,126	$ 140,056
Cost of revenue	53,827	52,933	61,151
Gross profit	80,326	78,193	78,905
Gross margin %	59.9%	59.6%	56.3%
Expenses:
Research and development	32,017	30,367	31,799
Selling, general and administrative	25,453	24,840	22,767
Amortization of purchased intangibles	5,561	5,559	5,561
Provision for export compliance settlement	-	-	4,000
Provision for TAOS litigation	81,100	-	-
Total expenses	144,131	60,766	64,127
Operating (loss) income	(63,805)	17,427	14,778
Interest expense and other	(257)	(316)	(488)
Gain on investments, net	773	827	364
(Loss) income before income taxes	(63,289)	17,938	14,654
Income tax expense	5,535	664	4,649
Net (loss) income	$ (68,824)	$ 17,274	$ 10,005

(Loss) earnings per share:
Basic	$ (0.53)	$ 0.13	$ 0.08
Diluted	$ (0.53)	$ 0.13	$ 0.08

Weighted average shares outstanding:
Basic	130,513	130,138	127,819
Diluted	130,513	132,276	129,389

Intersil Corporation
Condensed Consolidated Balance Sheets
Unaudited
(in thousands)

	Apr. 3,	Jan. 2,	Apr. 4,
	2015	2015	2014
Assets
Current assets:
Cash and short-term investments	$ 220,900	$ 211,216	$ 197,336
Trade receivables, net	51,236	55,585	52,830
Inventories	77,798	73,770	61,877
Prepaid expenses and other current assets	14,301	9,779	9,378
Income taxes receivable	1,129	1,162	976
Deferred income tax assets	20,615	20,433	15,808
Total current assets	385,979	371,945	338,205
Non-current assets:
Property, plant and equipment, net	73,073	72,272	77,958
Purchased intangibles, net	28,839	34,400	51,081
Goodwill	565,424	565,424	565,424
Deferred income tax assets	38,779	39,334	56,543
Other non-current assets	71,297	70,885	73,413
Total non-current assets	777,412	782,315	824,419
Total assets	$ 1,163,391	$ 1,154,260	$ 1,162,624

Liabilities and shareholders' equity
Current liabilities:
Trade payables	$ 22,544	$ 26,246	$ 25,901
Deferred income	13,442	11,631	10,048
Income taxes payable	5,764	2,790	11,036
Provision for TAOS litigation	79,470	-	-
Other accrued expenses	68,522	64,847	76,030
Total current liabilities	189,742	105,514	123,015
Non-current liabilities:
Income taxes payable	60,661	59,745	71,703
Other non-current liabilities	6,496	7,453	12,065
Total non-current liabilities	67,157	67,198	83,768
Total shareholders' equity	906,492	981,548	955,841
Total liabilities and shareholders' equity	$ 1,163,391	$ 1,154,260	$ 1,162,624

Intersil Corporation
Condensed Consolidated Statements of Cash Flows
Unaudited
(In thousands)

	Quarter Ended
	Apr. 3,	Jan. 2,	Apr. 4,
	2015	2015	2014
	Q1 2015	Q4 2014	Q1 2014
Operating activities:
Net (loss) income	$ (68,824)	$ 17,274	$ 10,005
Depreciation	4,486	4,929	4,810
Amortization of purchased intangibles	5,561	5,559	5,561
Equity-based compensation	5,756	5,008	3,710
Deferred income taxes	373	8,024	22,985
Other	(1,059)	(1,326)	(585)
Net changes in operating assets and liabilities	80,502	(21,157)	(28,629)
Net cash flows provided by operating activities	26,795	18,311	17,857

Investing activities:
Proceeds from investments	588	615	268
Net capital expenditures	(4,990)	(3,857)	(784)
Net cash flows used in investing activities	(4,402)	(3,242)	(516)

Financing activities:
Proceeds from equity-based awards, net	4,355	1,794	488
Dividends paid	(15,697)	(15,685)	(15,371)
Net cash flows used in financing activities	(11,342)	(13,891)	(14,883)

Effect of exchange rates on cash and cash equivalents	(1,367)	(544)	91

Net change in cash and cash equivalents	9,684	634	2,549

Cash and cash equivalents as of the beginning of the period	211,216	210,582	194,787

Cash and cash equivalents as of the end of the period	$ 220,900	$ 211,216	$ 197,336

Intersil Corporation
Non-GAAP Results
Unaudited
(In thousands, except percentages)

	Quarter Ended
	Apr. 3,	Jan. 2,	Apr. 4,
	2015	2015	2014
	Q1 2015	Q4 2014	Q1 2014

Non-GAAP gross profit:
GAAP gross profit	$ 80,326	$ 78,193	$ 78,905
Equity-based compensation COS	392	319	319
Non-GAAP gross profit	$ 80,718	$ 78,512	$ 79,224

Non-GAAP gross margin:
GAAP gross margin	59.9%	59.6%	56.3%
Equity-based compensation COS	0.3%	0.2%	0.3%
Non-GAAP gross margin	60.2%	59.8%	56.6%

Non-GAAP operating expenses:
GAAP operating expenses	$ 144,131	$ 60,766	$ 64,127
Provision for export compliance settlement	-	-	(4,000)
Provision for TAOS litigation	(81,100)	-	-
Equity-based compensation (excl. COS)	(5,364)	(4,689)	(3,391)
Amortization of purchased intangibles	(5,561)	(5,559)	(5,561)
Non-GAAP operating expenses	$ 52,106	$ 50,518	$ 51,175

Non-GAAP operating income:
GAAP operating (loss) income	$ (63,805)	$ 17,427	$ 14,778
Provision for export compliance settlement	-	-	4,000
Provision for TAOS litigation	81,100	-	-
Equity-based compensation	5,756	5,008	3,710
Amortization of purchased intangibles	5,561	5,559	5,561
Non-GAAP operating income	$ 28,612	$ 27,994	$ 28,049

Non-GAAP operating margin:
GAAP operating margin	(47.6)%	13.3%	10.6%
Excluded items as a percent of revenue	68.9%	8.0%	9.4%
Non-GAAP operating margin	21.3%	21.3%	20.0%

Intersil Corporation
Non-GAAP Results
Unaudited
(In thousands, except per share amounts)

	Quarter Ended
	Apr. 3,	Jan. 2,	Apr. 4,
	2015	2015	2014
	Q1 2015	Q4 2014	Q1 2014

Non-GAAP net income:
GAAP (loss) income	$ (68,824)	$ 17,274	$ 10,005
Tax adjustments from non-cash and discrete items	(71)	(2,025)	(855)
Provision for export compliance settlement	-	-	4,000
Gain on recovery from auction rate securities	(588)	(615)	(268)
Equity-based compensation	5,756	5,008	3,710
Amortization of purchased intangibles	5,561	5,559	5,561
Provision for TAOS litigation	81,100	-	-
Non-GAAP net income	$ 22,934	$ 25,201	$ 22,153

GAAP weighted average shares - diluted	130,513	132,276	129,389
Non-GAAP adjustment	6,798	4,099	2,431
Non-GAAP weighted average shares - diluted	137,311	136,375	131,820

Non-GAAP earnings per diluted share:
GAAP (loss) earnings per diluted share	$ (0.53)	$ 0.13	$ 0.08
Excluded items per share impact	0.70	0.05	0.09
Non-GAAP earnings per diluted share	$ 0.17	$ 0.18	$ 0.17

Equity-based compensation expense by classification:
Cost of revenue ("COS")	$ 392	$ 319	$ 319
Research and development	$ 2,751	$ 2,500	$ 1,955
Selling, general and administrative	$ 2,613	$ 2,189	$ 1,436